Exhibit 99.2

Rodman & Renshaw

Annual Global Investment Conference

November 11, 2008

Brian Recatto, President & CEO Ron Mogel, Sr. Vice President & CFO

Disclosure

This Company Overview (“Overview”) has been prepared by management of OMNI Energy Services Corp. This Overview is intended solely for informational purposes.

Certain statements in this presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All forward-looking statements included in this presentation are based on information available to us as of the date hereof and we assume no obligation to update any forward-looking statements. Forward-looking statements involve known or unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements, or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include but are not limited to risks associated with: the continued return of business activity to pre-hurricane levels, the timely conversion of seismic drilling backlog into revenue, the acceptance of our expanded environmental cleaning services, OMNI’s dependence on activity in the oil and gas industry, commodity prices, labor shortages, international expansion, dependence on significant customers, seasonality and weather risks, competition, technological evolution, the ultimate outcome of pending litigation, the continued growth of our environmental services and lease equipment business units and other risks detailed in the Company’s filings with the Securities and Exchange Commission; and the other factors including, but not limited to, the items discussed under “Risk Factors” contained in our Report on Form 10-K for the year ended December 31, 2007 and our Report on Form 10-Q for the period ended September 30, 2008.

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Introduction

OMNI Energy Services Corp. (“OMNI”) is an industry-leading, publicly-traded (Nasdaq GM: OMNI) oilfield services company that specializes in providing a broad range of integrated oil field services and equipment.

OMNI Seismic Drilling 3

Introduction

Formed in 1987

Headquartered in Carencro, La.

Approximately 800 highly qualified employees

Operations in the Gulf of Mexico, south central United States (including the Barnett Shale and Haynesville Shale regions) and the Rocky Mountains 4

OMNI’s Focus

Maintaining visibility across the E&P cycle;

Maximizing profitability across business segments;

Expanding into complementary services; and

Management team that can grow the Company

Charles Holston, Inc. Specialized Services 5

Strong Brand Name

Dominant seismic drilling provider in

the Transition Zone (Louisiana and

Texas) and contiguous highland

areas

Leading player in: Preheat, Inc.

Environmental Services;

Equipment Leasing; and

Fluid and Transportation Services

Rig Tools, Inc. 6

Seismic Drilling

Approximately 85% of Transition Zone market share More than 65% of market share in highland areas served Ranks number one in markets served 7

High Quality Asset Base

OMNI’s scale and scope provide significant competitive advantages:

Ability to provide services to

broad customer universe

Size provides ability to service the major and large independent E&P companies

Product breadth allows OMNI to be provider of choice

State-of-the-art, environmentally sensitive marine equipment 8

Geographic Footprint



Rock Springs
Vernal
Fort Worth
Shreveport
Woodville
Hattiesburg
Bowie
Houston
Timpson
Broussard / Youngsville
Carencro
Belle Chasse
Lincoln
Teague
Jennings
Giddings
Cameron
Venice
Navasota
Fourchon
Morgan City
Alice
Bryan
Intracoastal City
Environmental Operations
Seismic Drilling Operations
Equipment Leasing Operations
Fluid Services Operations
Fort Worth Basin/Barnett Shale Region
Rocky Mountain Region
Transition Zone

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OMNI ENERGY SERVICES CORP.

Seasoned Management

OMNI is led by a deep bench of oilfield services veterans averaging 28 years in the industry

Name Position Relevant Years of Experience 10

Brian J. Recatto President and Chief Operating Officer 21 years

Ronald D. Mogel Sr. VP and Chief Financial Officer 35 years

Gregory B. Milton VP and Chief Accounting Officer 25 years

Mark Stipe VP and General Counsel 19 years

John Harris VP of Seismic Services 31 years

Andy Dufrene VP of Offshore Services 23 years

Godfrey Brasseaux Operations Manager – Land Rental 43 years

Average: 28 years

Experienced Workforce 11

Experienced and dedicated staff with the specialized knowledge capable of delivering the highest level of customer service 100% non-union workforce

12 The Future

Land

Organize around prolific oil and gas plays where we can command optimal pricing and asset utilization

Barnett Shale; East Texas; Haynesville Shale; Rocky Mountains; Fayetteville Shale

Improve performance predictability

Flatten organization

Promote better asset utilization Focus on organic initiatives with core client base Bolster loss control, safety and risk programs

Enhance management team

Expand drilling fluid production locations

13 The Future (continued)

Seismic Drilling

Geographic Expansion (Rocky Mountains)

Expand service capabilities to include surveying and permitting

Offshore

Emphasize organic growth through multiple service line penetration Strengthen local management teams Increase controls, performance expectations and transparency Develop technological initiatives Become market leader in environmental services (drilling and production) where none currently exists

14 Extensive Blue-Chip Customer Base

OMNI has maintained relationships with many of its Blue-Chip customers for over ten years.

15 Investment Highlights

Leverage ratio; comfortable ability to service debt and fund growth Focused on attractive markets: Barnett Shale; East Texas, Haynesville Shale, Rocky Mountains Seismic Drilling market leader Continued solid results; ended third quarter 2008 in strong position with $3.3 million in cash and $12.4 million available under its

$25.0 million revolving credit facility.

Strong operational cash flows

Experienced management has weathered natural disasters and industry ripples B.E.G. Liquid Mud

16 Our Focus

Maintain our dominant position in seismic drilling Continue to grow our market share in the surface equipment and production waste management market.

Currently most of our operation focuses on drilling services. Diversifying our operations to include more production service capability will be prudent as customers may plan to reduce drilling activity.

17 Our Focus (continued)

Maintain our positions in attractive markets including the Barnett Shale, East Texas, Haynesville area, and Rocky Mountains. Maintain strong operational cash flows

18 OMNI Timeline

2007: Acquired certain assets of Bailey

Operating Inc. •Organic Growth •Maximize Synergies 2008: •Marcellus Shale Region 2004: Acquired 1997: Acquired 2005: Sold Aviation Industrial Lift Initial Public Trussco Transportation Segment Truck & Offering (including AHI) Equipment

1997—2002 2003—2004 2005—2006 2007-2008 2009 Forward

2002: 2003: 2006: 2008: Purchased Purchased Acquired Preheat and Acquired certain certain assets American Rig Tools assets of B.E.G. of AirJac Helicopters, Liquid Mud Inc. (“AHI”)

2007: Acquired Charles Holston (CHI) and certain assets of Cypress Energy

19 Diversified Revenue Base

2007 Revenue $172 million

2008E Revenue $195 million

Seismic Drilling

36% 24%

38% 46%

Land Service

Offshore Service

18% 38%

2007 2008E

20 OMNI Energy Financial Highlights – Revenue

(Historical and Projected)

Revenue (in thousands)

$190,000—$200,000

$200,000 $172,479

$150,000

$98,998 $100,000

$43,350 $50,000 $39,064 $31,555 $19,839 $24,592

$0

Actual 2001 Actual 2002 Actual 2003 Actual 2004 Actual 2005 Actual 2006 Actual 2007 Projected 2008

OMNI information excluding aviation division

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21 OMNI Energy Financial Highlights –

Adjusted EBITDA (Historical and Projected)

Adjusted EBITDA (in thousands)(1)

$50,000 $38,000-$41,000

$40,000 $36,597

$30,000 $26,009 $20,000

$10,000 $7,339 $6,251 $5,145 $2,398 $4,228 $0

Actual 2001 Actual 2002 Actual 2003 Actual 2004 Actual 2005 Actual 2006 Actual 2007 Projected 2008

OMNI information excluding aviation division

(1)	See page 26 for reconciliation and definition of Adjusted EBITDA 21

22 OMNI Energy Financial Highlights –Adjusted EBITDA (1) as % of Revenue

(Historical and Projected)

40%

30% 26%

20% 21% 21% 17%

20% 17%

13% 12%

10%

0%

Actual 2001 Actual 2002 Actual 2003 Actual 2004 Actual 2005 Actual 2006 Actual 2007 Projected 2008

OMNI information excluding aviation division

(1)	See page 26 for reconciliation and definition of Adjusted EBITDA 22

23 OMNI Energy Financial Highlights –Leverage Ratio

Leverage Ratio (Net debt / Adjusted EBITDA(1))

4

3.17 3

2

1.55 1.71

1.45 1

0

Actual 2005 Actual 2006 Actual 2007 Projected 2008

OMNI information excluding aviation division

(1)	See page 26 for reconciliation and definition of Adjusted EBITDA 23

Financial Strength

12/31/2005

12/31/2006

12/31/2007

12/31/2008

(Actual)

(Actual)

(Actual)

(Estimate)

Cash and cash equivalent

$0.2

$12.6

$13.4

$1.5

Total Debt

$23.5

$52.8

$66.6

$69.2

Total Stockholder’s Equity

$11.1

$39.4

$60.1

$74.4

Total Book Capitalization

$34.6

$92.2

$126.7

$143.6

Credit Statistics

Debt / Book Capitalization

67.9%

57.3%

52.3%

48.1%

Net Debt / Net Book Capitalization

67.7%

50.5%

47.0%

47.6%

Net Debt / LTM Adj. EBITDA (1)

3.1x

1.55x

1.45x

1.71x

70 3.5

65

60 3

55 2.5

50

2

45

40

1.5

35

30 1

25 0.5

20 2005 2006 2007 2008 E

2005 2006 2007 2008 E

Net Debt/LTM EBITDA

Debt/Book Capital Debt

(1) See page 26 for reconciliation and definition of Adjusted EBITDA

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2008 Guidance

$ in thousands

Projected

Low Range

High Range

Revenue

$190,000

$200,000

Adjusted EBITDA (1)

$38,000

$41,000

Earnings per share

$___0.33

$___0.39

(1)	See page 26 for reconciliation and definition of Adjusted EBITDA

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2008 Guidance – (Adjusted EBITDA Definition and Reconciliation)

OMNI calculates Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) as net income excluding income taxes, net interest expense, depreciation and amortization, and adjusted for loss on debt extinguishment and non-cash stock-based compensation. Adjusted EBITDA is not calculated in accordance with United States Generally Accepted Accounting Principles (GAAP), but is a non-GAAP measure that is derived from items in OMNI’s GAAP financials and is used as a measure of operational performance. Management references this non-GAAP financial measure frequently in its decision-making because it provides supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors’ historical operating performance. OMNI has also aligned the disclosure of Adjusted EBITDA with the financial covenants in its material credit agreements with various lenders, which include ratios requiring a determination of EBITDA, as defined. Adjusted EBITDA is a material component of the financial covenants in OMNI’s credit agreements and non-compliance with the covenants could result in the acceleration of indebtedness. OMNI believes that Adjusted EBITDA is a commonly applied measurement of financial performance by investors. OMNI believes Adjusted EBITDA is useful to investors because it gives a measure of the operational performance without taking into account items that OMNI does not believe relates directly to operations or that are subject to variations that are not caused by operational performance.

This non-GAAP measure is not intended to be a substitute for GAAP measures, and investors are advised to review this non-GAAP measure in conjunction with GAAP information provided by OMNI. Adjusted EBITDA should not be construed as a substitute for income from operations, net income or cash flows from operating activities (all determined in accordance with GAAP) for the purpose of analyzing OMNI’s operating performance, financial position and cash flows. OMNI’s computation of Adjusted EBITDA may not be comparable to similarly titled measures utilized by other companies. A reconciliation of this non-GAAP measure to OMNI’s net income follows: 2007 Projected Actual Low End High End

Net income $ 10,169 $ 10,100 $ 12,000 Plus (minus): Interest expense 6,936 6,600 6,600 Loss on debt extinguishment 1,100 - - Other income (expense) (360) 200 200 Depreciation and amortization 10,761 13,400 13,400 Non-cash and stock compensation 2,487 1,300 1,300 Income tax expense 5,504 6,400 7,500 Adjusted EBITDA $ 36,597 $ 38,000 $ 41,000

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